Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 648,120,000
Previously Paid Amount	99,227.18
Total Fee Amount	99,227.18
Total Offset Amount	0
Net Fee	$ 0